Securities and Exchange Commission
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2004
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Lakeland Industries, Inc.
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(Exact name of registrant as specified in its charter)

Delaware                             0-15535                      13-3115216
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(State or other jurisdiction       (Commission               (IRS Employer of
incorporation)                     File number)              Identification No.)

711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

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         (Former name or former address, in changed since last report.)



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Tables of Contents
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Item 5. Other Events and Regulation FD Disclosure

     On May 20, 2004, Lakeland Industries, Inc. ("Lakeland") Reports Renewal of its Commercial Line of Credit and Record Sales Comparisons for the 3 months Ended April, 30, 2004.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LAKELAND INDUSTRIES, INC.

Date: May 20, 2004                          By:   /s/ Christopher J. Ryan
                                                  ------------------------------
                                                  Christopher J. Ryan
                                                  President